UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-30B-2

                             SHAREHOLDER NEWSLETTER

                             Investment Company Act
                              File number 811-6027

                              KAVILCO INCORPORATED
               (Exact name of registrant as specified in charter)

                        600 UNIVERSITY STREET, SUITE 3010
                         SEATTLE, WASHINGTON 98101-1129
               (Address of Principal executive offices) (Zip Code)

                                 (206) 624-6166
               Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2008

Date of reporting period: March 31, 2008

                         KAVILCO INCORPORATED NEWSLETTER
                                   MARCH 2008

DIVIDEND DECLARATION
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I am pleased to announce that on March 14, 2008, the Board of Directors declared a cash dividend of $25.00 per share. This dividend was paid to shareholders of record as of March 17, 2008. The dividend was payable on March 31, 2008. Your dividend check is enclosed with this newsletter unless you have direct deposit.

This dividend reflects undistributed earnings from 2007. A Registered Investment Company (RIC) must distribute at least 90% of their earnings to avoid being subject to a 40% Federal income tax rate. For shareholders with 100 shares your dividend is $2,500. If Kavilco was not a RIC and had to pay income tax your dividend after tax would be $1,500. Therefore, you receive an additional $1,000 because Kavilco does not have to pay Federal income tax.

KAVILCO APPLIES FOR NATIONAL PARK SERVICE GRANT
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On  March  15,  2008,  Kavilco applied for a Historic  Preservation  Fund  Grant through the National Park Service. We requested $36,124 to move forward into the planning phase of the Whale House restoration.

In March 2007, MRV Architects of Juneau, Alaska completed a preliminary architectural analysis and condition survey, along with a report on the history, condition and preservation for the Whale House. Copies of the reports were included with the application.

According the architects' report, the Whale House is in significant jeopardy and it is their opinion that structural failure of some portions of the building is likely within a few years. Grant funds would be used to provide more careful analysis and construction drawings for replacement work once the extent of rot is fully determined.

The Organized Village of Kasaan (OVK) provided a Village resolution supporting the grant request. Kavilco contributed $7,189 in in-kind cost sharing funds.

Grants will be announced in May 2008 and all applicants will be notified in writing as to whether their project was funded.

DIRECT DEPOSIT
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*Your money is credited to your bank account on the distribution date.

*Access your money the same day by check, ATM or debit card.

*Eliminate the risk of lost or stolen checks.

*Eliminate delays caused by relying on the mail.

*NO COST to sign up or receive Direct Deposit.

*Request  a  Direct Deposit form by calling Kavilco toll free 1-800-786-9574  or
visit our    website and print the form.

PORTFOLIO
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The  economy  is  still on shaky ground; whether it is the  continuing  drop  in housing starts and sales, slowing employment growth, a severe credit crunch (banks are not making loans), declining retail sales, or the recent downturn in national and regional manufacturing. The evidence of a faltering business expansion is everywhere. Couple the dismal economic picture with the recent surge in price of oil, gold and other commodities, and we have good old fashioned stagflation.

The new year has not been good to all the major stock indexes. Stocks have been under strong downward pressure and selling has been the order of the day. Let's face it, stocks under perform when the economy is weak, there are major issues in the subprime housing mortgages (more on this later) and there are geopolitical tensions.

We subscribe to various equity research services but the one we have been reliant on is Lowry's New York Stock Exchange Market Trend Analysis which has been around since 1938. Based upon their analysis of the relationship between buying power and selling pressure in the equity markets, the stock market started to turn south in late July 2007, and there is no tangible evidence to suggest the bear market is near its end. When various technical indicators turn positive, we will start exploring investment opportunities in the equity market.

Given the foregoing economic conditions, the Federal Reserve Board has been aggressively reducing short-term interest rates. The goal is to get the economy on even footing. Unfortunately for us, the Fed's actions have severely cut into the interest rate we earn on our money market funds. Concurrent with the economic malaise, interest rates on corporate bonds has been trending up. The Board has decided to invest in corporate bonds in an attempt to reduce the impact on lower money market rates. This strategy is not without risks. The reason interest rates are up on corporate bonds is that during periods of economic turmoil, investors demand higher rates because of the increased possibility that the issuing company could file for bankruptcy. In bankruptcies, interest payments would be suspended and the value of the bond investment would be severely impaired.

On the subject of bankruptcy, in 1999 we purchased $1 million of Bear Stearns bonds that mature in December 2009. In three days, Bear Stearns went from a company that had over $17 billion in cash to near bankruptcy. The primary reason for the catastrophic fall was the fear that $10 trillion in derivatives and subprime mortgages would not be honored. Fortunately for us, they were saved from going under by the Fed and JP Morgan Chase & Co. The merger still requires approval of Bear Stearns shareholders and regulatory agencies.

The unraveling of Bear Stearns took place during our March Board Meeting. The Board decided to hold our bond position, which is yielding 7.625%. Selling the bond at this early stage of the restructuring would result in a nasty capital loss.

IN MEMORIAM
JOHN S. HANBURY, III
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Original  Shareholder Thomas S. Hanbury, III, age 53, passed away on  March  16,
2008, in Sitka, Alaska. He was born on May 25, 1955. Our sincere condolences to Thomas' family and friends.

KAVILCO UNDERGOES SEC EXAMINATION
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In  December  2007,  the  Securities  and  Exchange  Commission  (SEC)  examined
Kavilco's books and records from 2005 through September 2007. Since Kavilco became an investment company in 1990, we have had three examinations. During the exit interview with our auditor, possible violations were discussed, which were minor. Several of the possible violations involved business practices that haven't changed since 1990.

A Registered Investment Company is subject to periodic examinations by the SEC which prevents gross accounting inequities that are driven by greed and outright thievery. Kavilco has never been involved in financial deceit due to the excellent oversight of an active and knowledgeable Board of Directors. As of this mailing we are still waiting for the results from the SEC.

HAW'AA TO GENEROUS KHHF DONORS
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Kasaan  Haida  Heritage Foundation says thank you to all  the  generous  Kavilco shareholders and their guests for attending the 2007 Kavilco annual dinner where KHHF held its yearly fundraising raffle. A special thank you to Diane and George Demmert for opening their home to us to fill baskets for grand prizes, raffle, door prizes, silent auction and the bid auction. Thanks to all our donors who helped make the raffle a success: Helen Benge, Jeane Breinig, Valborg Braz, Julie Coburn, Jessie Cook, Diane and George Demmert, Georgiana and Julius Douglas, Eleanor Hadden, Jennifer Hadden, Ramona Hamar, Caroline Hendrixson, Louis and Paige Jones, Sr., Mary Jones, Erma Lawrence, Mr. and Mrs. Jay Miller, Marie Miller, Opal Olsen, Linda and Bill White, and Diane Willard.

A detailed list of donations and prizewinners will be in the 2008 Fall KHHF Newsletter. Due to the active bidding by generous attendees, KHHF was able to raise $4,000.

IMPORTANT REMINDERS ABOUT DISTRIBUTIONS
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Shareholders  are  strongly encouraged to keep Kavilco informed  of  their  most recent contact information. Prior to each distribution, there is a date on which Kavilco must close all shareholder records to further changes, as required by corporate policy. This is called a RECORD DATE, and it generally falls 3-4 weeks before a distribution.

Shareholders may not change their information after the Record Date until the distribution is completed. It is important to make any changes to a shareholder record prior to the Record Date of any distribution. Payments to shareholders might be delayed for any of the following reasons:

CHANGE OF ADDRESS was not submitted prior to Record Date.

CHANGE OF NAME has not been submitted to Kavilco's Shareholder Records.

DIRECT DEPOSIT form contains inaccurate information.

Kavilco's website has a Frequently Asked Questions page which answers many shareholder questions and provides links to additional information. Please keep your shareholder information current. Contact Kavilco with any changes at our toll free number 800.786.9574.

IN KASAAN
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ANS  HONORS  MARY  JONES. On February 16, 2008, Mary Jones,  the  Alaska  Native
Sisterhood Grand President Emeritus, was honored during ANB/ANS Camp 14's Elizabeth Peratrovich Celebration. This is the highest honor an ANS member can receive. Congratulations Mary!

AP&T BRINGS WIRELESS BROADBAND TO KASAAN. Wireless broadband technology is now a reality for the people of Kasaan. The technology will bring telemedicine, distance learning and other benefits to the people of Kasaan due to a collaborative effort between Alaska Power and Telephone (AP&T) and the Organized Village of Kasaan.

Completion of the work and delivery of wireless broadband services was completed in November 2007.

The project began in early 2007 with construction of a mountain-top antenna on Kasaan Mountain, formation of a community technology center, and delivery of Internet service, as well as more than a dozen computers and other equipment to move Kasaan into the digital era.

Immediate benefits met by access to broadband technology are telemedicine, distance learning, connection to other tribal organizations, reduction of travel costs and personal skill-set training in computer and data technologies. It is hoped that by enhancing the local quality of life, business and tribal members will be encouraged to return or stay in Kasaan. Kavilco benefits by receiving lease income for the land leased to AP&T.

Please feel free to contact me at the Field Office in Kasaan, 907.542.2214, or toll free at our Seattle office 800.786.9574.

Sincerely,

/s/ Louis A. Thompson

Louis A. Thompson
President/CEO